Exhibit 10.27
AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT
     This Amendment No. 1 to the Stockholders Agreement, dated as of February 6, 2006 (this “Amendment”), hereby amends that certain Stockholders Agreement, dated as of September 30, 2003 (the “Stockholders Agreement”), by and among Eagle Test Systems, Inc., an Illinois corporation (the “Company”), the Existing Shareholders named therein and the Investors named therein. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Stockholders Agreement.
W I T N E S S E T H:
     WHEREAS, the parties hereto desire to amend the Stockholders Agreement.
     WHEREAS, the Stockholders Agreement may be amended pursuant to the written consent of the Company and a Majority Interest of the Investors.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
     1. Section 7.12(a) of the Stockholders Agreement is hereby amended by deleting the words “diminution in value,” in the first sentence thereof.
     2. Ratification of Agreement. The Stockholders Agreement, as amended by this Amendment, is hereby ratified, approved and confirmed in each and every respect. Except as specifically amended or modified herein, the Stockholders Agreement shall continue in full force and effect in accordance with the terms thereof.
     3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed as of the date set forth above.

THE COMPANY: EAGLE TEST SYSTEMS, INC.
By:	/s/ Theodore Foxman
	Name:	Theodore Foxman
	Title:	Chief Operating Officer and Executive Vice President

INVESTORS: TA IX L.P. By: TA Associates IX LLC, its General Partner By: TA Associates, Inc., its Manager
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA/ATLANTIC AND PACIFIC IV L.P. By: TA Associates AP IV L.P., its General Partner By: TA Associates, Inc., its General Partner
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA STRATEGIC PARTNERS FUND A L.P. By: TA Associates SPF L.P., its General Partner By: TA Associates, Inc., its General Partner
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA STRATEGIC PARTNERS FUND B L.P. By: TA Associates SPF L.P., its General Partner By: TA Associates, Inc., its General Partner
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA INVESTORS LLC By: TA Associates, Inc., its Manager
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer

TA SUBORDINATED DEBT FUND, L.P. By: TA Associates SDF LLC., its General Partner By: TA Associates, Inc., its Manager
By:	/s/ Thomas P. Alber
	Name:	Thomas P. Alber
	Its:	Chief Financial Officer